SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2004

VERISITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-32417	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 East Evelyn Avenue

Mountain View, California 94041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 934-6800

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Verisity Ltd. for the quarter ended June 30, 2004 and forward-looking statements relating to 2004 and the third quarter of 2004 as presented in a press release of July 26, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISITY LTD.
(Registrant)

Date: July 26, 2004	By:	/s/ Charles Alvarez
Charles Alvarez Vice President of Finance and Administration, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Verisity Ltd. dated July 26, 2004.

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